BURNHAM INVESTORS TRUST

Supplement dated October 8, 2008
to the Prospectus and Statement of Additional Information dated May 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

The Funds
The Securities and Exchange Commission has issued a temporary emergency order prohibiting short selling in publicly traded securities of certain financial services companies. Accordingly, no fund (including the Burnham Financial Industries Fund and the Burnham Financial Services Fund) may effect a short sale of any such financial services company during the effectiveness of that emergency order.

Burnham U.S. Government Money Market Fund (the “Money Market Fund”)

1. U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The Money Market Fund has applied for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program protects the shares of any shareholder of record in the Money Market Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in the Money Market Fund on that date.  The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares owned when a guarantee event occurs. A guarantee event generally would occur if the Money Market Fund’s market-based net asset value per share were less than $0.995. A Covered Shareholder will receive $1.00 per protected share upon liquidation of the Money Market Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).

Participation in the Program through its initial termination date of December 18, 2008 requires a payment to the U.S. Department of the Treasury in an amount equal to 0.01% of the net asset value of the Money Market Fund as of September 19, 2008. This expense will be borne by the Money Market Fund.

The Program may be extended by the U.S. Department of the Treasury through September 18, 2009. In the event that that the Program is extended, the Board of Trustees of Burnham Investors Trust will consider whether the Money Market Fund should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

2. Voluntary Fee Waiver. The Adviser may from time to time voluntarily agree to waive all or a portion of its management fee from the Money Market Fund. Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time. The amount of any waived fees is subject to recoupment by the Adviser from the Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Money Market Fund’s total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of daily net assets of the Money Market Fund. The Money Market Fund’s total return and yield would be lower in the absence of any such waiver.

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Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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